UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 2, 2004

                          Commission file number 0-4604

                        CINCINNATI FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Ohio                                                31-0746871
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(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

 6200 S. Gilmore Road, Fairfield, Ohio                            45014-5141
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(Address of principal executive offices)                          (Zip code)

       Registrant's telephone number, including area code: (513) 870-2000

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE. On February 2, 2004, Cincinnati Financial Corporation issued the attached news releases:

      a) News release entitled "Cincinnati Financial Corporation Increases Cash Dividend, Declares 5 Percent Stock Dividend," attached hereto as Exhibit 99.1, which is incorporated herein by reference, declaring a 10 percent increase in the indicated annual cash dividend to $1.10 per share and a 5 percent stock dividend.

      b) News release entitled "Cincinnati Financial Subsidiaries Appoint Officers and Counsel," attached hereto as Exhibit 99.2, which is incorporated herein by reference, announcing the appointment of James E. Benoski as vice chairman and chief insurance officer of CFC; the appointment of Kenneth S. Miller, CLU, ChFC, as chief investment officer and senior vice president of CFC; and other new appointments or promotions of subsidiary officers and counsel.

      c) News release entitled "Cincinnati Financial Corporation Announces Corporate Governance Actions," attached hereto as Exhibit 99.3, which is incorporated herein by reference, announcing a series of board actions including naming a slate of nominees for election to the board of directors at the annual meeting of shareholders on April 24, 2004. The board also adopted corporate governance guidelines, charters for the compensation and nominating committees and a code of ethics for senior financial officers as well as amended the charter for the audit committee, all of which may be accessed by the public on the Investor's page of the corporation's Web site at www.cinfin.com.

ITEM 9. REGULATION FD DISCLOSURE. On February 2, 2004, Cincinnati Financial Corporation issued a news release entitled "Cincinnati Financial Corporation Announces Director Transitions to Take Effect in April," attached hereto as
Exhibit 99.4, which is incorporated herein by reference, announcing that two current directors of the corporation will not stand for re-election at the company's annual meeting of shareholders on April 24, 2004, in accordance with the board's long-established age guidelines.

The information included in this report under Items 5 and 9 shall not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information furnished in Item 9 of this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CINCINNATI FINANCIAL CORPORATION

                                 /s/ Kenneth W. Stecher
                                 -----------------------------------------------
                                 Kenneth W. Stecher
                                 Chief Financial Officer, Senior Vice President, Secretary and Treasurer
                                 (Principal Accounting Officer)
                                 February 2, 2004

Exhibits

99.1 - Cincinnati Financial Corporation Increases Cash Dividend, Declares 5 Percent Stock Dividend

99.2 - Cincinnati Financial Subsidiaries Appoint Officers and Counsel

99.3 - Cincinnati Financial Corporation Announces Corporate Governance Actions

99.4 -- Cincinnati Financial Corporation Announces Director Transitions to Take Effect in April